                             [QUANTA LOGO OMITTED]

                                         Investor Contact: John S. Brittain, Jr.
                                                           441-294-6350

                                         Media Contact:    Sabrena E. Tufts
                                                           441-294-6377

                 QUANTA ANNOUNCES AMENDMENT OF ITS FORM 10-Q FOR
                            THE FIRST QUARTER OF 2005
                     INVESTOR DAY SCHEDULED FOR MAY 26, 2005

         HAMILTON, BERMUDA - (BUSINESS WIRE) - MAY 11, 2005 - QUANTA CAPITAL
HOLDINGS LTD. (NASDAQ: QNTA) today announced that it will amend its first quarter 2005 results to correct its policy acquisition expenses. As a result, the Company's results for the first quarter of 2005 are a net loss of approximately $0.6 million as compared to previously reported net income of approximately $1.4 million. Acquisition expenses are approximately $20.4 million as compared to reported acquisition expenses of approximately $18.4 million. The attached table sets forth the revised condensed consolidated statement of operations, consolidated balance sheet and ratios as adjusted for the correction. As a result, the previously issued financial statements for the quarter ended March 31, 2005 contained in the Company's Quarterly Report on Form
10-Q should no longer be relied upon. The Company plans to file an amendment to its Form 10-Q for the quarter ended March 31, 2005 as soon as practicable.

         The Company discovered the calculation error during its routine monthly closing process for its books at the April month-end. The Company has determined that this is an isolated instance and only affects its financial statements for the quarter ended March 31, 2005 and does not affect any of its financial statements for prior periods. Premiums receivable, which are unpaid gross written premiums from which acquisition expenses have been deducted, are approximately $185.6 million as compared to reported premiums receivable of
$187.6 million.

         Tobey Russ, Quanta's Chief Executive Officer of the Company said: "The discovery of the acquisition expense understatement was unfortunate. We understand the importance of transitioning from a manual spreadsheet environment to fully automated financial reporting systems as part of our growth

                                                                          Page 2

as a young company and are continuing to dedicate resources to this effort. On a more positive note, we will host an investor day on Thursday, May 26, 2005 at 9
AM in New York in order to shed more light on our development as a company, including our operations and our business strategy and to provide, for the first time in 2005, guidance with respect to our financial results."

         The details relating to attendance of the investor day will be made public separately.

About Quanta Capital Holdings Ltd.
Quanta Capital Holdings Ltd., a Bermuda holding company, provides specialty insurance, reinsurance, risk assessment and risk consulting products and services through its subsidiaries. Through operations in Bermuda, the United
States, Ireland and the United Kingdom, Quanta focuses on writing coverage for specialized classes of risk through a team of experienced, technically qualified underwriters. The company offers specialty insurance and reinsurance products that often require extensive technical underwriting skills, risk assessment resources and engineering expertise. Quanta is listed on the NASDAQ stock market and trades under the symbol QNTA.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors are detailed in the company's filings with the U.S. Securities and Exchange
Commission. The company assumes no obligation to update or supplement forward-looking statements to reflect subsequent events or circumstances.
                               (Tables to follow)

                                                                          Page 3

                          QUANTA CAPITAL HOLDINGS LTD.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                  FOR THE THREE          FOR THE THREE
                                                                   MONTHS ENDED           MONTHS ENDED
                                                                 MARCH 31, 2005         MARCH 31, 2005
                                                                  (AS REPORTED)          (AS RESTATED)
                                                          ----------------------     -------------------

Gross premiums written                                                $ 172,726               $ 172,726
                                                          ======================     ===================
Net premiums written                                                    142,877                 142,877
                                                          ======================     ===================
Net premiums earned                                                      91,486                  91,486
Technical services revenues                                               7,150                   7,150
Net investment income                                                     5,225                   5,225
Net realized losses on investments                                        (483)                   (483)
Net foreign exchange losses                                               (112)                   (112)
Other income                                                              1,686                   1,686
                                                          ----------------------     -------------------
     Total revenues                                                     104,952                 104,952

Net losses and loss expenses incurred                                    57,496                  57,496
Acquisition expenses                                                     18,445                  20,477
Direct technical services costs                                           4,861                   4,861
General and administrative expenses                                      20,871                  20,871
Interest expense                                                            826                     826
Depreciation and amortization                                               842                     842
                                                          ----------------------     -------------------
     Total expenses                                                     103,341                 105,373

     Income (loss) before income taxes                                    1,611                   (421)
Income tax expense                                                          223                     223
                                                          ----------------------     -------------------
     Net income (loss)                                                   $1,388                   (644)
                                                          ======================     ===================

Weighted average number of common shares and common
share equivalents
- basic                                                              56,798,218              56,798,218
- diluted                                                            56,798,916              56,798,218

Net income (loss) per common share
- basic income (loss) per share                                         $  0.02               $  (0.01)
- diluted income (loss) per share                                       $  0.02               $  (0.01)
                                                          ======================     ===================

                                                        - more -

                                                                          Page 4

                          QUANTA CAPITAL HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS
                            (Unaudited, in thousands)

                                                                           AS OF              AS OF
                                                                         3/31/05            3/31/05
                                                                     AS REPORTED         AS RESTATED
                                                                 ----------------    ----------------
ASSETS

Investments at fair market value
     Available for sale investments                                    $ 611,019           $ 611,019
     Trading investments related to deposit liabilities
                                                                          39,633              39,633
                                                                 ----------------    ----------------
                                                                         650,652             650,652
Cash and cash equivalents                                                 52,985              52,985
Restricted cash and cash equivalents                                      53,441              53,441
Accrued investment income                                                  4,513               4,513
Premiums receivable                                                      187,609             185,577
Losses and loss adjustment expenses recoverable                           24,874              24,874
Other accounts receivable                                                  9,424               9,424
Deferred acquisition costs                                                46,285              46,285
Deferred reinsurance premiums                                             57,445              57,445
Property and equipment, net                                                5,391               5,391
Goodwill and other intangible assets                                      20,432              20,432
Other assets                                                              25,402              25,402

                                                                 ----------------    ----------------
     Total assets                                                     $1,138,453          $1,136,421
                                                                 ================    ================

LIABILITIES
Reserve for losses and loss expenses                                   $ 215,403           $ 215,403
Unearned premiums                                                        309,356             309,356
Environmental liabilities assumed                                          6,406               6,406
Reinsurance balances payable                                              26,540              26,540
Accounts payable and accrued expenses                                     14,986              14,986
Net payable for investments purchased                                     32,128              32,128
Deposit liabilities                                                       42,676              42,676
Deferred income and other liabilities                                      4,089               4,089
Junior subordinated debentures                                            61,857              61,857

                                                                 ----------------    ----------------
     Total liabilities                                                 $ 713,441           $ 713,441
                                                                 ================    ================

SHAREHOLDERS' EQUITY
Common shares                                                                568                 568
Additional paid-in capital                                               523,771             523,771
Accumulated deficit                                                     (91,670)            (93,702)
Accumulated other comprehensive loss                                     (7,657)             (7,657)
                                                                 ----------------    ----------------
     Total shareholders' equity                                        $ 425,012           $ 422,980

                                                                 ----------------    ----------------
     Total liabilities and shareholders' equity                       $1,138,453          $1,136,421
                                                                 ================    ================

                                    - more -

                                                                          Page 5

                          QUANTA CAPITAL HOLDINGS LTD.
                        CONSOLIDATED UNDERWRITING RATIOS
                                   (Unaudited)

As a recently formed company with limited underwriting activities the following
Net Expense Ratios and Combined Ratios for the three months ended March 31, 2005 and 2004 are not necessarily indicative of our future underwriting performance.

                                                   Three months        Three months
                                                          ended               ended
                                                        3/31/05             3/31/05
                                                       --------           ---------
                                                     As reported         As restated

Loss Ratio(1)                                              62.8%               62.8%

Acquisition Expense Ratio(2)                               20.2%               22.4%
General and Administrative Expense Ratio(3)                12.8%               12.8%
                                                        --------           ---------
Net Expense Ratio(4)                                       33.0%               35.2%
                                                        --------           ---------

Combined Ratio(5)                                          95.8%              98.0%
                                                          ======            ========

(1)  The Loss Ratio is calculated by dividing net losses and loss expenses incurred by net premiums earned.

(2)  The Acquisition Expense Ratio is calculated by dividing acquisition expenses by net premiums earned.

(3)  The General and Administrative Expense Ratio indicates the level of indirect costs associated with acquiring/writing insurance and reinsurance contracts, and is calculated by dividing general and administrative expenses associated with our underwriting activities by net premiums written. General and administrative expenses associated with our underwriting activities for the three months ended 3/31/05 and 3/31/04 were
     $18.3 million and $13.3 million, respectively, and exclude $2.5 million and
     $2.5 million related to our technical services activities for the same periods.

(4)  The Net Expense Ratio is the sum of our Acquisition Expense Ratio and
     General and Administrative Expense Ratio.

(5)  The Combined Ratio is the sum of our Loss Ratio and Net Expense Ratio.

                                    - more -

                                                                          Page 6

                          QUANTA CAPITAL HOLDINGS LTD.
                   NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

In addition to the GAAP financial measures and the ratios included within this release, the Company has presented "net income (loss) excluding net realized gains and losses on investments," which is a non-GAAP financial measure.

NET INCOME (LOSS) EXCLUDING REALIZED GAINS AND LOSSES ON INVESTMENTS

The Company has included the "net income (loss) excluding net realized gains and losses on investments" measure as it believes that security analysts, rating agencies and investors believe that realized gains and losses are largely opportunistic and are a function of economic and interest rate conditions. As a result, the Company believes that they evaluate the net income or loss before realized gains or losses to make performance comparisons with the Company's industry peers.

                                                                        THREE MONTHS           THREE MONTHS
                                                                               ENDED                  ENDED
                                                                             3/31/05                3/31/05
                                                                         AS REPORTED            AS RESTATED

Net income (loss)                                                             $1,388                 $(644)
Adjustment for net realized losses on investments
                                                                                 483                    483
Adjustment for associated tax impact of net realized losses  on                   --                     --
     investments
Net income (loss) excluding realized losses  on investments
                                                                             $ 1,871                 $(161)

Net income (loss) per share  - basic and diluted                              $ 0.02              $  (0.01)
Adjustment for net realized losses on investments
                                                                                0.01                   0.01
Adjustment for associated tax impact of net realized losses  on
     investments                                                                  --                     --
Net income (loss) per share excluding realized losses on                     $  0.03              $  (0.00)
     investments - basic and diluted

                                    - more -

                                                                          Page 7

                         QUARTERLY FINANCIAL INFORMATION
                    (in thousands, except per share amounts)
                                   (Unaudited)

The following is a summary of quarterly financial data for the quarter ended
March 31, 2005 and the year ended December 31, 2004:

                                            QUARTER ENDED
                                                  3/31/05           QUARTER        QUARTER         QUARTER         QUARTER
                                                  -------             ENDED          ENDED           ENDED           ENDED
                                              AS RESTATED          12/31/04        9/30/04         6/30/04        3/31/04
                                              -----------          --------        -------         -------        -------

Gross premiums written                     $     172,726      $     123,983   $    116,729  $    134,971     $   118,729
Net premiums written                             142,877            107,054         85,969       114,063         112,455
                                           ===============    ============== ============== =============== ==============
Net premium earned                                91,486             87,527         65,523        56,855          27,235
Technical service revenues                         7,150              9,905          7,727         8,346           6,507
Net investment income                              5,225              4,496          3,258         3,318           3,235
Net realized (losses) gains on
     investments                                   (483)              (437)            297         (827)           1,195
Other income                                       1,574              2,221            221           139             415
                                           ---------------    -------------- -------------- --------------- --------------
     Total revenues                              104,952            103,712         77,026        67,831          38,587

Net loss and loss expenses incurred             (57,496)           (72,733)       (77,963)      (32,325)        (15,895)
Acquisition costs                               (20,477)           (18,117)       (16,424)      (12,837)         (6,617)
Direct technical service costs                   (4,861)            (7,740)        (5,231)       (5,827)         (4,384)

General and administrative expenses             (20,871)           (18,763)       (14,294)      (14,577)        (15,829)
Interest expense                                   (826)                 --             --            --              --
Depreciation and amortization                      (842)              (783)          (560)         (450)           (387)
                                           ---------------    -------------- -------------- --------------- --------------
      Total expenses                           (105,373)          (118,136)      (114,472)      (66,016)        (43,112)

Net (loss) income  before income taxes             (421)           (14,426)       (37,446)         1,815         (4,525)
Income tax expense                                   223                 --             --            --              --
                                           ---------------    -------------- -------------- --------------- --------------
Net (loss) income                           $      (644)       $   (14,426)   $   (37,446)  $      1,815     $   (4,525)
                                           ===============    ============== ============== =============== ==============

Basic (loss) income per share               $     (0.01)       $     (0.25)   $     (0.66)  $       0.03     $    (0.08)
Diluted (loss) income per share             $     (0.01)       $     (0.25)   $     (0.66)  $       0.03     $    (0.08)
                                           ===============    ============== ============== =============== ==============

                                      # # #